MET INVESTORS SERIES TRUST

                       SUPPLEMENT DATED DECEMBER 14, 2007
                      TO PROSPECTUSES DATED APRIL 30, 2007


This Supplement is made as of December 14, 2007 to the Prospectuses of Met Investors Series Trust (the "Trust") dated April 30, 2007.

     On November 7, 2007, the Board of Trustees of the Trust approved proposals, subject to shareholder approval, to reorganize the following current portfolios of the Trust into the following successor portfolios.


                        Current Portfolio                                      Successor Portfolio

   1)  Batterymarch Mid-Cap Stock Portfolio                      Lazard Mid-Cap Portfolio, a series of the
                                                                 Trust

   2)  MFS Value Portfolio                                       MFS Value Portfolio, a series of Metropolitan
                                                                 Series Fund, Inc. (presently known as Harris
                                                                 Oakmark Large Cap Value Portfolio)


     At the time of the reorganizations, the Successor Portfolios will have investment objectives, strategies and risks substantially similar or identical to the corresponding Current Portfolios.

     If the shareholders of a Current Portfolio approve the proposal, the Current Portfolio will liquidate by transferring substantially all of its assets to the Successor Portfolio. Shareholders of a Current Portfolio will receive shares of the Successor Portfolio equal in value to their shares of the Current Portfolio as of the date of the reorganization, which is proposed to take place on or about April 28, 2008. Shareholders of record of a Current Portfolio as of November 30, 2007 are scheduled to vote on the proposal at a special meeting of shareholders to be held on February 28, 2008. Shareholders of record of a Current Portfolio will be mailed information detailing the proposal on or about January 17, 2008.

Date:  December 14, 2007